UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2014

Calypte Biomedical Corporation

     (Exact name of registrant as specified in its charter)

Delaware	000-20985	06-1226727
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

15875 SW 72nd Ave, Portland, OR 97224

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (503) 726-2227

N/A

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 3.03     Material Modification to Rights of Security Holders

On March 14, 2014, the Registrant amended its Restated Certificate of Incorporation to (i) increase the number of authorized shares of Common Stock from 800,000,000 to 2,400,000,000 and (ii) decrease the par value of the Common Stock to $0.005. A copy of the Registrant’s Certificate of Amendment of Restated Certificate of Incorporation is attached hereto as Exhibit 99.1.

Item 5.07     Submission of Matters to a Vote of Security Holders

On March 14, 2014, a special meeting of stockholders was held to consider the amendment of the Registrant’s Restated Certificate of Incorporation described in Item 3.03 above. The stockholders approved the amendment by the following vote:

For	Against	Abstain	Broker Non-Votes
409,730,480	6,250,881	577,434	0

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Certificate of Amendment of Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 18, 2014

Calypte Biomedical Corporation

By:	/s/ Adel Karas
Adel Karas
President, Chairman of the Board and Chief Executive Officer

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